UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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JPMorgan Institutional Trust

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JPMorgan Institutional Trust

270 Park Avenue

New York, NY 10017

June 18, 2014

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the separate investment series of JPMorgan Institutional Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) has called a special meeting of shareholders of the Trust scheduled for Wednesday, July 23, 2014 at 270 Park Avenue, New York, New York 10017, at 11:00 a.m. Eastern Time (“Meeting”).

It is important that you vote all proxies you receive.

The attached Proxy Statement relates to the following proposals that will be considered and acted upon at the Meeting:

(1)	To elect the current thirteen (13) Trustees for the Trust;

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” all proposals.

Proposal 1 will be voted on by all shareholders of the Trust.

Detailed information about each of the proposals is contained in the enclosed materials, starting on page 1 of the Proxy Statement. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on Wednesday, July 23, 2014. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

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In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on your Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on your Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card. In addition, certain other J.P. Morgan Funds not listed herein will also hold a special meeting at the place and on the same date as the Trust. If you were also a shareholder of record on the record date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each J.P. Morgan Fund in which you are a shareholder of record or sign, date and return each proxy card you receive. If you attend the Meeting in person, you will be required to present a valid form of government-issued photo identification, such as a valid driver’s license or passport, and proof of ownership of shares of your Fund as of May 30, 2014, the record date for the Meeting, as described in the proxy statement.

If you have any questions after considering the enclosed materials, please call 1 (866) 456-7052. We will get you the answers that you need promptly.

Sincerely,

Robert L. Young

President

JPMorgan Institutional Trust

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JPMorgan Institutional Trust

JPMorgan Core Bond Trust

JPMorgan Intermediate Bond Trust

JPMorgan Equity Index Trust

270 Park Avenue

New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 23, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that JPMorgan Institutional Trust (the “Trust”), on behalf of each of its series named above (each a “Fund” and, collectively, the “Funds”), will hold a special meeting of shareholders at 270 Park Avenue, New York, New York 10017, on Wednesday, July 23, 2014 at 11:00 a.m. Eastern Time (the “Meeting”). Please contact Computershare at 1 866-456-7052 if you have any questions relating to attending the Meeting in person. The Meeting will be held for the following purposes:

(1)	To elect the current thirteen (13) Trustees for the Trust; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on May 30, 2014 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on your Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on your Proxy Card and follow the simple instructions.

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We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you attend the Meeting in person, you will be required to present a valid form of government-issued photo identification, such as a valid driver’s license or passport, and proof of ownership of Fund shares as of May 30, 2014, the record date for the Meeting.

Important Notice regarding the availability of Proxy Materials for the Special Meeting of Shareholders to be held on July 23, 2014.

This Proxy Statement is available at www.proxy-direct.com/jpm-25469

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Robert L. Young

President

June 18, 2014

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JPMorgan Institutional Trust

JPMorgan Core Bond Trust

JPMorgan Intermediate Bond Trust

JPMorgan Equity Index Trust

270 Park Avenue

New York, NY 10017

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2014

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF JPMORGAN INSTITUTIONAL TRUST (the “Trust”), on behalf of each of its series named above (each a “Fund” and, collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on Wednesday, July 23, 2014, at 270 Park Avenue, New York, New York 10017, at 11:00 a.m. Eastern time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment(s) or postponement(s) of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about June 18, 2014.

The following proposals will be considered and acted upon at the Meeting:

PROPOSAL	Affected Fund(s)	Page
(1) To elect the current thirteen (13) Trustees for the Trust.	All Funds	3
(2) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	All Funds

Each shareholder is entitled to vote at the Meeting, including any adjournment(s) or postponement(s) thereof, if you owned shares of any Fund at the close of business on May 30, 2014 (“Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each of the applicable proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Trust entitled to vote shall constitute a quorum at the Meeting for purposes of Proposal 1.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Please refer to the section in this Proxy Statement titled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

The most recent annual report, including financial statements, for each Fund’s most recent completed fiscal year have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, PO. Box 8528, Boston MA 02261-8528 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1

Applicable Funds: All Funds

ELECTION OF EACH OF THE CURRENT TRUSTEES

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect the current Board of Trustees for the Trust. It is intended that the enclosed Proxy Card will be voted for the election as Trustees of the Trust the thirteen current trustees listed below. Under the 1940 Act, each Fund is required to seek shareholder approval whenever less than two-thirds of its Board members have been elected by shareholders. Although the Funds are not currently required to ask their shareholders to elect or re-elect Trustees since more than two-thirds of their current Trustees were previously elected by shareholders, the Funds are seeking shareholder approval at this time to accommodate potential future resignations or retirements.

Who are the Trustees to be elected to the Board?

The Board, based on the recommendation of its Governance Committee, has nominated for election each of the Trustees (each, a “Trustee” and collectively, the “Trustees”) who currently serve as trustees of the J.P. Morgan Funds. Each Trustee would hold office until his or her death, resignation, removal, incapacity, or retirement. The Trustees are John F. Finn, Dr. Matthew Goldstein, Robert J. Higgins, Frankie D. Hughes, Peter C. Marshall, Mary E. Martinez, Marilyn McCoy, Mitchell M. Merin, William G. Morton, Jr., Dr. Robert A. Oden, Jr., Marian U. Pardo, Frederick W. Ruebeck and James J. Schonbachler. Each of the Trustees, other than Ms. Martinez, Mr. Merin and Ms. Pardo, was elected at the shareholder meeting held on April 22, 2009. To fill vacancies created by the retirement of three former Trustees at the end of 2012, the Governance Committee and Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. The Trustees are also trustees of the other registered investment companies in the J.P. Morgan Funds complex, a fund complex consisting of twelve registered investment companies advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) or its affiliates (the “J.P. Morgan Funds Complex”). JPMIM is a wholly-owned subsidiary of JPMorgan Chase & Co., a leading global financial services firm with assets of $2.4 trillion and operations worldwide.

What are the qualifications of the Trustees to be elected to the Board?

The Board’s Governance Committee is responsible for selection and nomination of persons for election or appointment as Trustees. At the February 12, 2014 Board meeting, the Governance Committee and Board evaluated each Trustee. The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Trustee should serve for re-election as Trustee of the Trust. The Governance Committee and Board evaluated each Trustee both individually and in the broader context of the Board’s overall effectiveness.

The Governance Committee and the Board considered the commitment that each Trustee has demonstrated in serving on the Board including the significant time each Trustee has devoted to preparing for meetings and the active engagement and participation of each Trustee at Board meetings. The Governance Committee and the Board also considered the character of each Trustee noting that each Trustee is committed to executing his or her duties as a trustee with diligence, honesty and integrity. The Governance Committee and the Board also considered the contributions that each Trustee has made to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee also considered the significant and relevant experience and knowledge that each Trustee has with respect to registered investment companies and asset management. The Governance Committee and the Board noted the additional experience that each of the Trustees has gained with respect to registered investment companies as a result of his or her service on the J.P. Morgan Funds Board. The J.P. Morgan Funds overseen by the J.P. Morgan Funds Board represent almost every asset class including (1) fixed income funds including traditional bond funds, municipal bond funds, high yield funds, government funds, and emerging markets debt funds, (2) money market funds, (3) international, emerging markets and country/region funds, (4) equity funds including small, mid and large capitalization funds and value and growth funds, (5) index funds, (6) funds of funds, including target date funds, and (7) specialty funds including market neutral funds, long/short funds and funds that invest in real estate securities and commodity-related securities and derivatives. The Governance Committee and the Board also considered the experience that each Trustee had with respect to reviewing agreements with the Funds’ service providers in connection with their broader service to the J.P. Morgan Funds including each Fund’s investment adviser, custodian, and fund accountant.

The Governance Committee and the Board also considered the experience and contribution of each Trustee in the context of the Board’s leadership and committee structure. The Board currently has six standing committees including the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee. Prior to August 22, 2013, the Board had four committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee. The Investments Committee had three sub-committees: an Equity Subcommittee, a Fixed Income

Subcommittee and a Money Market and Alternative Products Subcommittee. Effective August 22, 2013, the Investments Subcommittees were reorganized into three separate investment committees: the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. Different members of the Board serve on these three investment committees with respect to each asset type thereby allowing the J.P. Morgan Funds Board to effectively evaluate information for the 166 Funds in the J.P. Morgan Funds Complex in a focused, disciplined manner.

The Governance Committee and the Board also considered the operational efficiencies achieved by having a single Board for the Funds and the other registered investment companies overseen by the Adviser and its affiliates as well as the extensive experience of certain Trustees in serving on Boards for registered investment companies advised by subsidiaries or affiliates of JPMorgan Chase & Co. and/or Bank One Corporation (known as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).

In reaching its conclusion that each Trustee should continue to serve as a Trustee of the Trust, the Governance Committee and the Board also considered the following additional specific qualifications, contributions and experience of each Trustee:

John F. Finn. Mr. Finn has served on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2005 Mr. Finn also was a member of the heritage One Group Mutual Funds Board since 1998. Until February 2013, Mr. Finn served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Finn has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Finn currently serves as a member of the Equity Committee and the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. In addition, Mr. Finn is also the head of the Strategic Planning Working Group, comprised of independent Trustees. The Strategic Planning Working Group works with the administrator to the Trust on initiatives related to efficiency and effectiveness of Board materials and meetings.

Dr. Matthew Goldstein. Dr. Goldstein has served as the Chairman of the Board since January 2013, and on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2005. Dr. Goldstein was also a member of the heritage J.P. Morgan Funds Board since 2003. Dr. Goldstein serves as the Chairman of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Fund. Dr. Goldstein previously served as the Chairman of the Money Market and Alternative Products Subcommittee.

Robert J. Higgins. Mr. Higgins has served on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2005. Mr. Higgins also was a member of the heritage J.P. Morgan Funds Board since 2002. Mr. Higgins serves as the Chairman of the Equity Committee. Until February 2013, Mr. Higgins served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Higgins has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Higgins currently serves on the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents.

Frankie D. Hughes. Ms. Hughes has served on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2008. Until February 2013, Ms. Hughes was a member of the Fixed Income Subcommittee. Ms. Hughes is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Hughes also serves as a member of the Money Market and Alternative Products Committee.

Peter C. Marshall. Mr. Marshall has served on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2005 and is currently Vice Chairman. Mr. Marshall was also the Chairman of the heritage One Group Mutual Funds Board, serving as a member of such Board since 1985. Mr. Marshall was also an Audit Committee Financial Expert for the heritage One Group Mutual Funds. Mr. Marshall serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Marshall also serves as a member of the Money Market and Alternative Products Committee.

Mary E. Martinez. Ms. Martinez has served on the Board of J.P. Morgan Funds including the Trust since January 2013. In addition to the experience that Ms. Martinez has gained through her service on the J.P. Morgan Funds Board, Ms. Martinez was a senior financial services executive with over 25 years of experience in asset management, wealth management and private banking services. She has extensive experience with respect to registered investment companies and asset management products as a result of serving as president to other registered investment companies and as a chief operating officer of an asset management firm with responsibility for product development, management, infrastructure and operating oversight, including experience with respect to: (1) diversified product offerings including fundamental, quantitative, traditional and alternative asset classes; (2) asset and portfolio management analytics; (3) risk management and governance; and (4) regulatory and financial reporting. Ms. Martinez also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, she has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Ms. Martinez also serves as a member of the Fixed Income Committee.

Marilyn McCoy. Ms. McCoy has served on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2005. Ms. McCoy also was a member of the heritage One Group Mutual Funds Board since 1999. Ms. McCoy is the Chairman of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. McCoy also serves as a member of the Equity Committee.

Mitchell M. Merin. Mr. Merin has served on the J.P. Morgan Funds Board since January 2013 and is the Chairman of the Money Market and Alternative Products Committee. In addition to the experience that Mr. Merin has gained through his service on the J.P. Morgan Funds Board, Mr. Merin has been in the securities and asset management business for over 25 years and has served as both a board member and president of other registered investment companies and has extensive experience with respect to (1) taxable fixed income products and derivatives; (2) investment oversight; and (3) board governance of registered investment companies and other public companies. Mr. Merin has held leadership positions within the investment company industry including serving as a member of the Executive Committee of the Board of Governors of the Investment Company Institute and the Chair of the Fixed Income Securities and Investment Company Committees of NASDR. Mr. Merin also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, he has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

William G. Morton, Jr. Mr. Morton has served on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2005. Mr. Morton also was a member of the heritage J.P. Morgan Funds Board since 2003. Mr. Morton also serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Morton also serves as a member of the Equity Committee.

Dr. Robert A. Oden Jr. Dr. Oden has served on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2005. Dr. Oden also was a member of the heritage One Group Mutual Funds Board since 1997. Until February 2013,

Dr. Oden was a member of the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Dr. Oden currently serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Dr. Oden also serves as a member of the Fixed Income Committee.

Marian U. Pardo. Ms. Pardo has served on the Board of the J.P. Morgan Funds including the Trust since February 2013. In addition to the experience that Ms. Pardo has gained through her service on the J.P. Morgan Funds Board, Ms. Pardo has been in the financial services industry since 1968, with experience in banking, lending, and investment management, and has specific experience with respect to (1) portfolio management, (2) the J.P. Morgan Funds’ investment advisory business, and (3) banking and investment management. She served as a portfolio manager for equity funds across the capitalization spectrum including, prior to 2002, small cap US equity funds advised by JPMIM. Ms. Pardo is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Pardo also serves as a member of the Money Market and Alternative Products Committee.

Frederick W. Ruebeck. Mr. Ruebeck has served on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2005. Mr. Ruebeck also was a member of the heritage One Group Mutual Funds Board since 1994. Mr. Ruebeck is the Chairman of the Fixed Income Committee. Mr. Ruebeck also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Ruebeck has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’

securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

James J. Schonbachler. Mr. Schonbachler has served on the Board of the Trust since 2009, and on the J.P. Morgan Funds Board since 2005. Mr. Schonbachler also was a member of the heritage J.P. Morgan Funds Board since 2001. Mr. Schonbachler serves as Chairman of the Audit and Valuation Committee. In connection with his duties to the Audit and Valuation Committee, Mr. Schonbachler has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Schonbachler also serves as a member of the Fixed Income Committee.

Additional Information concerning the Trustees

Information about the Trustees, including their year of birth, their position(s) with the Trust, term of office, length of time served, principal occupations during the past five years, and other current directorships, is set forth in the table below. Each Trustee has consented to being named in this proxy statement and has agreed to continue to serve on the Board if elected; however, should any Trustee become unable or unwilling to accept election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. There are no family relationships among the Trustees. The address for each of the Trustees is 270 Park Avenue, New York, New York 10017.

A Trustee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust or the other funds in the J.P. Morgan Funds Complex, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (each an “Independent Trustee”).

Name and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Independent Trustees
Dr. Matthew Goldstein (1941)	Chairman since 2013; Trustee, indefinite since 2009	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present)

Name and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
John F. Finn (1947)	Trustee, indefinite, since 2009	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1975-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)

Robert J. Higgins (1945)	Trustee, indefinite, since 2009	Retired. Director of Administration of the State of Rhode Island (2003-2004); President—Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	166	None

Peter C. Marshall (1942)	Vice Chairman and Trustee, indefinite, since 2009	Self-employed business consultant (2002-present)	166	None

Mary E. Martinez (1960)	Trustee, indefinite, since 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005)	166	None

Name and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Marilyn McCoy (1948)[2]	Trustee, indefinite, since 2009	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953)	Trustee, indefinite, since 2013	Retired (2005-present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005)	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937)	Trustee, indefinite, since 2009	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946)	Trustee, indefinite, since 2009	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

Name and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Marian U. Pardo[3] (1946)	Trustee, indefinite, since February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006)	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006–present)

Frederick W. Ruebeck (1939)	Trustee, indefinite, since 2009	Consultant (2000-present); Advisor, JP Green & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943)	Trustee, indefinite, since 2009	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None

Interested Trustee
Frankie D. Hughes (1952)[4]	Trustee, indefinite, since 2009	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present)	166	Trustee, The Victory Portfolios (2000-2008) (investment companies)

[1]

A “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes twelve registered investment companies (166 funds).

[2]

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

[3]

In connection with prior employment with JPMorgan Chase & Co., Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase & Co. in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

[4]	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each series of the Trust. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in Exhibit B. Each of these officers is also an officer and/or employee of JPMIM or its affiliates.

Share Ownership

As of May 30, 2014, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Fund of the Trust, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee of the Funds of the Trust solicited by this Proxy Statement and of all funds in the Family of Investment Companies (defined below) as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Trustee.

Trustees	Ownership of Core Bond Trust	Ownership of Intermediate Bond Trust	Ownership of Equity Index Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investments Companies*(1)(2)
Independent Trustees
John F. Finn	None	None	None	Over $100,000
Dr. Matthew Goldstein	None	None	None	Over $100,000
Robert J. Higgins	None	None	None	Over $100,000
Peter C. Marshall	None	None	None	Over $100,000
Mary E. Martinez	None	None	None	Over $100,000
Marilyn McCoy	None	None	None	Over $100,000
Mitchell M. Merin	None	None	None	Over $100,000
William G. Morton, Jr.	None	None	None	Over $100,000

Trustees	Ownership of Core Bond Trust	Ownership of Intermediate Bond Trust	Ownership of Equity Index Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investments Companies*(1)(2)
Dr. Robert A. Oden, Jr.	None	None	None	Over $100,000
Marion U. Pardo	None	None	None	Over $100,000
Frederick W. Ruebeck	None	None	None	Over $100,000
James J. Schonbachler	None	None	None	Over $100,000
Interested Trustees
Frankie D. Hughes	None	None	None	Over $100,000

*	Securities valued as of December 31, 2013.
(1)	“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for the Board of Trustees currently serves includes twelve registered investment companies (166 funds), including J.P. Morgan Mutual Fund Group (JPMMFG) which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2013, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see “Compensation” below.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the year ended December 31, 2013, the Board met 11 times. Mr. Higgins attended 6 of the meetings. Mr. Higgins did not attend the meetings early in the year including the February and May 2013 board meetings due to isolated health issues. After his full recovery, Mr. Higgins attended the remainder of the meetings during calendar year 2013 and has attended all of the board meetings during calendar year 2014. The remainder of the Trustees attended at least 75% of the meetings held while they were Trustees of the Trust. The Trust is not required to hold annual meetings and, therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

If elected, each Trustee will serve an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees except that the Board has determined Mr. Morton should, if elected, continue to serve until December 31, 2014.

Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the

Chairman $225,000 and the Vice Chairman $75,000. Beginning June 1, 2014, the Funds pay expenses of the Chairman in the amount of $4,000 per month. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. Beginning January 1, 2014, the head of the Strategic Planning Working Group also receives an additional annual fee of $50,000 for his services. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The Compensation Table below sets forth the total compensation paid to the current Trustees from the Funds Complex for the fiscal year ended February 28, 2014:

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex(1)
Dr. Matthew Goldstein, Trustee and Chairman	$5,013	N/A	N/A	$540,000
John F. Finn, Trustee	$3,001	N/A	N/A	$323,333	(2)
Robert J. Higgins, Trustee	$3,389	N/A	N/A	$365,000	(3)
Frankie D. Hughes, Trustee	$2,924	N/A	N/A	$315,000
Peter C. Marshall, Trustee	$3,621	N/A	N/A	$390,000	(4)
Mary E. Martinez, Trustee	$2,928	N/A	N/A	$315,000
Marilyn McCoy, Trustee	$3,389	N/A	N/A	$365,000
Mitchell M. Merin, Trustee	$3,424	N/A	N/A	$365,000
William G. Morton, Jr., Trustee	$2,924	N/A	N/A	$315,000
Dr. Robert A. Oden, Jr., Trustee	$3,141	N/A	N/A	$315,000	(5)
Marian U. Pardo, Trustee	$2,928	N/A	N/A	$315,000
Frederick W. Ruebeck, Trustee	$3,389	N/A	N/A	$365,000	(6)
James J. Schonbachler, Trustee	$3,389	N/A	N/A	$365,000	(7)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes twelve registered investment companies (166 funds), including JPMMFG which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
(2)	Includes $323,333 of Deferred Compensation.
(3)	Includes $365,000 of Deferred Compensation.
(4)	Includes $84,500 of Deferred Compensation.
(5)	Includes $31,500 of Deferred Compensation.
(6)	Includes $194,667 of Deferred Compensation.
(7)	Includes $161,208 of Deferred Compensation.

Standing Committees

The Board of Trustees has six standing committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee. The members of each Committee are set forth below:

Name of Committee	Members	Committee Chair
Audit and Valuation Committee	Mr. Schonbachler Ms. Martinez Mr. Merin Mr. Ruebeck	Mr. Schonbachler
Compliance Committee	Ms. McCoy Mr. Higgins Ms. Hughes Ms. Pardo	Ms. McCoy
Governance Committee	Dr. Goldstein Mr. Finn Mr. Marshall Mr. Morton Dr. Oden	Dr. Goldstein
Equity Committee(1)	Mr. Higgins Mr. Finn Ms. McCoy Mr. Morton	Mr. Higgins
Fixed Income Committee(1)	Mr. Ruebeck Ms. Martinez Dr. Oden Mr. Schonbachler	Mr. Ruebeck
Money Market and Alternative Products Committee[1]	Mr. Merin Ms. Hughes Mr. Marshall Ms. Pardo	Mr. Merin

(1)	Prior to August 22, 2013, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee were Subcommittees of the Investments Committee.

Audit and Valuation Committee. The Board has an audit committee composed entirely of Trustees who are not “interested persons” of the Trust, the Trust’s investment adviser or its affiliates as that term is defined in the 1940 Act (the “Audit Committee”). The Audit Committee operates pursuant to a written charter, which was most recently amended in June 2013 and reviewed at the regular board meeting in November 2013. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission (“SEC”), including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Audit Committee has delegated valuation responsibilities to any member of the Committee to respond to inquiries on valuation matters and participate in fair valuation determinations when the Funds’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board. Prior to November 18, 2009, the Board delegated these valuation responsibilities to a Valuation Subcommittee of the Audit Committee.

Compliance Committee. The Compliance Committee operates pursuant to a written charter, which was most recently amended in February 2012 and reviewed at the regular board meeting in November 2013. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

Governance Committee. The members of the Governance Committee are each Independent Trustees of the J.P. Morgan Funds. The Governance Committee operates pursuant to a written charter, which was most recently amended in February 2012 and reviewed at the regular board meeting in November 2013. A copy of the Governance Committee Charter is attached as Exhibit A. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the Board of Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit Committee); (viii) oversight of the risk management processes for Funds; and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. Although the Board does not have a specific policy with respect to diversity, the Governance Committee will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.

Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the Board, other than Dr. Goldstein serves on one of the following committees: the Equity Committee, the Fixed Income Committee and Money Market and Alternative Products Committee. These three Committees are divided by asset type and different members of the Board serve on each committee with respect to each asset type. Each Committee operates pursuant to a written charter, which was most recently amended in August 2013 and reviewed on November 2013. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each Committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the Committee is assigned to oversee, and work to facilitate the understanding by the Board of particular issues related to investment management of Funds reviewed by the applicable Committee.

The Audit Committee met five times during the calendar year ending 2013 and all members were in attendance for each of the meetings. The Compliance Committee met four times during 2013 and all members were in attendance for each of the meetings except Mr. Higgins who was in attendance for two of the meetings. The Governance Committee met four times during 2013 and all members were in attendance for each of the meetings. The Money Market and Alternative Products Committee (formerly Money Market and Alternative Products Investments Subcommittee) and Fixed Income Committee (formerly Fixed Income Investments Subcommittee) each met six times and all members were in attendance for at least 75% of the meetings. The Equity Committee (formerly the Equity Investments Subcommittee) met six times during 2013 with all members in attendance for at least 75% of the meetings except Mr. Higgins attended four meetings. Mr. Higgins did not attend the meetings early in the year including the February and May 2013 committee meetings due to isolated health issues. After his full recovery, Mr. Higgins attended the remainder of the committee meetings during calendar year 2013 and has attended all of the applicable committee meetings during calendar year 2014.

Shareholder Approval: Proposal 1, the election of the Trustees, must be approved by the vote of a majority of the shares of the Trust voted in person or by proxy at the Meeting at which a quorum exists. The votes of all Funds will be counted together with respect to the election of the Trustees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE

SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE ELECTION OF

EACH OF THE CURRENT TRUSTEES TO THE BOARD OF TRUSTEES

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Funds.

Investment Adviser

J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017, makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program. In addition, JPMIM serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2013, JPMIM, an indirect wholly owned subsidiary of JPMorgan Chase & Co., managed over $774 billion in assets.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), 460 Polaris Parkway, Westerville, Ohio 43082 serves as administrator for the Trust. JPMFM is an affiliate of JPMIM and an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

Independent Auditors

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Funds for their current fiscal years. PwC will also prepare the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. The Audit Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Fund’s investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the fiscal years ended February 28, 2013 and 2014.

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended February 28, 2013 and February 28, 2014 (“Reporting Periods”) for professional services rendered by PwC for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Year Ended	Audit Fees
2/28/13	$103,150
2/28/14	$110,050

(2) Audit-Related Fees. The audit-related fees during the Reporting Periods are below. There are fees billed in the Reporting Periods for assurance and related services by PwC to the Trust’s investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Trust and the Funds.

Year Ended	Audit-Related Fees
2/28/13	$37,090
2/28/14	$32,080

(3) Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
2/28/13	$22,950
2/28/14	$24,130

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Trust Funds by PwC to Service Affiliates.

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwCs to the Trust, or services provided to Service Affiliates related directly to the operation and financial reporting of the Trust Funds other than the services reported above.

The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to the Funds and to the Trust’s investment adviser and the other Service Affiliates were $28.6 million and $28.2 million for the fiscal years ended February 28, 2013 and 2014, respectively.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Trust. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services included on the pre-approval list that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit Committee.

No Other Matters. The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting,

the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 270 Park Avenue, New York, New York 10017, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees to be used at the Meeting. This Proxy Statement, along with a Notice of Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about June 18, 2014. Only shareholders of record as of the close of business on the Record Date, May 30, 2014, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the Proposals. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and in person voting at the Meeting. If the shareholder has given the Investment Adviser discretionary authority to vote the shares of the Fund, the Investment Adviser will vote such shares in accordance with the recommendation of an independent third party. If a shareholder simply signs, date and return the Proxy Card, but does not specify a vote on any proposal, the proxy will be voted in accordance with the Trustees’ recommendations above.

Quorum

Except when a larger quorum is required by applicable law or the Trust’s organizational documents, a majority of the outstanding shares entitled to vote shall constitute quorum at the Meeting for those actions for which a vote of shareholders of the Trust is required, and a majority of the outstanding shares of a Fund entitled to vote shall constitute a quorum at the Meeting for those actions for which a vote of shareholders solely of that Fund is required. For Proposal 1, a majority of the outstanding shares of the Trust entitled to vote shall constitute a quorum at the Meeting.

Voting Requirement

For Proposal 1, if a quorum is present, Trustees receiving the affirmative vote of a majority of the shares of the Trust voted in person or by proxy at the meeting will be elected to the Board of Trustees.

Shareholders of the Funds are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

ADJOURNMENTS

Whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares represented at the Meeting, either in person or by proxy. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned of the new time and place, unless the adjournment is for more than sixty (60) days from the date set for the original Meeting. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted at the Meeting. Accordingly, they will have no effect on Proposal 1, for which the required vote is a majority of the outstanding shares of the Trust voted.

PROXY SOLICITATION

In addition to solicitation by mail, solicitations on behalf of the Board may be made by telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. In addition, JPMIM or its affiliates may make solicitations on behalf of the Board by telephone or other means. The costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, will be borne by the Funds. The Funds will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy solicitation materials to beneficial owners. As the meeting date approaches, shareholders of the Funds who have not delegated authority to vote their shares to the Investment Adviser may receive a call from JPMIM or its affiliates if the Funds have not yet received their vote. The representative of JPMIM or its affiliates, although permitted to answer questions about the process for voting via mail, telephone or the internet, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of ownership of Fund shares as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the Meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name)—The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee)—A brokerage statement that demonstrates share ownership as of May 30, 2014 ( the Record Date) or a letter from your broker, bank or other nominee indicating that you held Fund shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record—A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the May 30, 2014 (the Record Date) as described in “Holders of record” above.

Valid proxy holders for holders in street name—A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the broker or bank indicating that the holder in street name held Fund shares as of May 30, 2014 (the Record Date).

Guests—Admission of persons to the Meeting who are not Fund shareholders is subject to space limitations and to the sole discretion of Fund management.

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Fund Name	Number of Shares Outstanding
JPMorgan Core Bond Trust	367,844,316.1520
JPMorgan Equity Index Trust	15,715,664.4530
JPMorgan Intermediate Bond Trust	31,700,514.0750

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit C.

EXHIBIT A

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

(As Amended February 16, 2012)

ORGANIZATION

There shall be a committee of the Boards of Trustees* (the “Boards”) of the JPMorgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Governance Committee (the “Committee”). With respect to the Pacholder High Yield Fund, Inc., the Governance Committee shall function as the Nominating Committee and Compensation Committee for purposes of Sections 804 and 805 of the NYSE Amex Company Guide. The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended, and who are independent as defined in the NYSE Amex Company Guide 803A and satisfy the requirements of NYSE Amex Company Guide 803B(2) (“Independent Trustees”). The Chairman of the Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITIES

The duties of the Committee are:

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to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards, (iii) for election by the Funds’ shareholders at meetings called for the election of Trustees,

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director”.

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including the Pacholder High Yield Fund, Inc.’s annual meeting, and (iv) for election by holders of preferred shares of the Pacholder High Yield Fund, Inc. voting as a separate class;

•	to review from time to time the compensation payable to the Trustees and to make recommendations to the Boards with respect thereto;

•	to establish Trustee expense policies;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to consider and recommend the appointment or removal of the Funds’ Senior Officer;

•	to consider and approve the compensation of the Funds’ Senior Officer;

•	to approve the retention and compensation of consultants, experts or staff as may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

•	to receive compliance reports from the Funds’ Senior Officer at regular meetings of the Committee and, as necessary, between meetings of the Boards;

•	to select independent legal counsel to the Independent Trustees and recommend the retention of such counsel to the Independent Trustees;

•	to select legal counsel to the Funds and recommend the retention of such counsel to the Board of Trustees and to provide ongoing monitoring of counsel’s fees;

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee and report to the Boards on the risk management processes for the Funds;

•	to oversee on going civil litigation affecting the Funds, the Adviser or the Board of Trustees;

•	to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the Audit Committee);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning Trustee investments in the Funds;

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review from time to time shareholder correspondence to the Boards; and

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•	to select and recommend continuing education and industry seminars; and

•	to review and act upon such other matters as are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

After a determination by the Committee that a person should be nominated as an additional Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Trustees, the Committee shall nominate one or more persons for election as Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a Trustee should include (but need not be limited to):

•

upon advice of independent legal counsel to the Boards, whether or not a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•

the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

•	consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Committee may consider recommendations from management in its evaluation process as it deems appropriate.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

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As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as an Independent Trustee.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and

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should be sent to the attention of the Trust’s Secretary, at 270 Park Avenue, New York, New York 10017 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

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EXHIBIT B

CURRENT EXECUTIVE OFFICERS OF THE TRUST

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

The Trust’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trust. The Officers of the Trust receive no direct remuneration from the Funds except the Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMFM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Robert L. Young[1] (1963)	President and Principal Executive Officer (2013)	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964)	Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964)	Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

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Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Stephen M. Ungerman (1953)	Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson[2] (1962)	AML Compliance Officer (2012)	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin[1] (1964)	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio[1] (1962)	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975)	Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980)	Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980)	Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase 2010 until February 2014; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

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Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Pamela L. Woodley (1971)[3]	Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969)	Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963)	Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970)	Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971)[1]	Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969)	Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007–2009).

[1]	Address is 460 Polaris Parkway, Westerville, OH 43082
[2]	Address is 100 White Clay Center Drive, Floor 2, Newark, DE 19711
[3]	Address is 4 New York Plaza, Floor 21, New York, NY 10004

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EXHIBIT C

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of May 30, 2014, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of the following Funds. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Shareholders indicated with an (**) below holding greater than 25% or more of a Fund are “controlling persons” under the 1940 Act.

Fund	Shareholder and Address	Percentage Held

JPM CORE BOND TRUST

INSTITUTIONAL SHARES	BRICS & CO C/O JPMORGAN WSS OPERATIONS*,** ATTN NAT AMARATANA TX1-J165, 14201 DALLAS PKWY DALLAS TX 75254-2916	29.09%

JPM EQUITY INDEX TRUST

INSTITUTIONAL SHARES	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	35.46%

	JPMIM AS AGENT FOR* LITTLE COMPANY OF MARY PENSION PL ATTN CLIENT SERVICES 460 POLARIS PKWY COLUMBUS OH 43082-8212	22.93%

	JPMIM AS AGENT FOR* LITTLE COMPANY OF MARY HOSPITAL ATTN CLIENT SERVICES 460 POLARIS PKWY COLUMBUS OH 43082-8212	10.60%

	JPMIM AS AGENT FOR* BAE SYSTEMS NORTH AMERICA INC ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD OPS 3 FL 2 NEWARK DE 19713-2105	9.29%

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Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* MEMORIAL HOSPITAL AND HEALTHCARE PENSION PLAN ATTN CLIENT SERVICES 460 POLARIS PKWY COLUMBUS OH 43082-8212	5.30%

JPM INTERMEDIATE BOND TRUST

INSTITUTIONAL SHARES	JPMIM AS AGENT FOR UHC* ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	18.63%

	JPMIM AS AGENT FOR UHHS* ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	16.16%

	JPMIM AS AGENT FOR* DEACONESS HOSPITAL INC ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	14.12%

	JPMIM AS AGENT FOR* LITTLE COMPANY OF MARY HOSPITAL ATTN CLIENT SERVICES 460 POLARIS PKWY COLUMBUS OH 43082-8212	9.84%

	JPMIM AS AGENT FOR* UAW MASTER WELFARE TRUST ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	7.66%

	JPMIM AS AGENT FOR* BLUE CROSS BLUE SHIELD ASSOCIATION ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD OPS3/FLR2 NEWARK DE 19713-2105	5.98%

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY 10017 on July 23, 2014

Please detach at perforation before mailing.

PROXY	JPMORGAN INSTITUTIONAL TRUST	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Wendy Setnicka, Elisaida Poueriet and Joseph Parascondola, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of JPMorgan Institutional Trust (the “Trust”), to be held on July 23, 2014, at 11:00 a.m., Eastern Time, at the offices of the Trust at 270 Park Avenue, New York, New York 10017, and at any postponements or adjournments thereof (the “Meeting”), all of the shares of each series of the Trust which the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any proxy previously given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ON THE REVERSE SIDE OF THIS CARD.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	25755_061614-BK4

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 23, 2014

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/jpm-25755

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Funds	Funds	Funds
JPMorgan Core Bond Trust	JPMorgan Intermediate Bond Trust	JPMorgan Equity Index Trust

Please detach at perforation before mailing.

The Board of Trustees unanimously recommends that you vote “FOR” the proposal as described in the Proxy Statement. In their discretion, the proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1.	To elect the current thirteen (13) Trustees:							FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01.	Dr. Matthew Goldstein	02.	John F. Finn	03.	Robert J. Higgins	04.	Peter C. Marshall	☐	☐	☐
05.	Mary E. Martinez	06.	Marilyn McCoy	07.	Mitchell M. Merin	08.	William G. Morton, Jr.
09.	Dr. Robert A. Oden, Jr.	10.	Marian U. Pardo	11.	Frederick W. Ruebeck	12.	James J. Schonbachler
13.	Frankie D. Hughes

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

								YES	NO
	Please indicate if you plan to attend the meeting in person.							☐	☐

*NOTE: IF YOU ATTEND THE MEETING IN PERSON, YOU WILL BE REQUIRED TO PRESENT A VALID FORM OF GOVERNMENT-ISSUE PHOTO IDENTIFICATION AND PROOF OF OWNERSHIP OF FUND SHARES.

25755_061614-BK4